Exhibit 99.1

InBank Acquisition Summary September 8, 2009 NASDAQ: MBFI

When used in this presentation and in filings with the Securities and Exchange Commission, in other press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will," "should," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to our future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings, synergies and other benefits from our merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans we originate and loans we acquire from other financial institutions; (3) results of examinations by the Office of Comptroller of Currency and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses or write-down assets; (4) competitive pressures among depository institutions; (5) interest rate movements and their impact on customer behavior and net interest margin; (6) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (7) fluctuations in real estate values; (8) the ability to adapt successfully to technological changes to meet customers' needs and developments in the market place; (9) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (10) our ability to access cost-effective funding; (11) changes in financial markets; (12) changes in economic conditions in general and in the Chicago metropolitan area in particular; (13) the costs, effects and outcomes of litigation; (14) new legislation or regulatory changes, including but not limited to changes in federal and/or state tax laws or interpretations thereof by taxing authorities and other governmental initiatives affecting the financial services industry; (15) changes in accounting principles, policies or guidelines; (16) our future acquisitions of other depository institutions or lines of business; and (17) future goodwill impairment due to changes in our business, changes in market conditions, or other factors. MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made. Forward Looking Statements

MB Financial Assumes Deposits and Acquires Loans of InBank Source: SNL Financial, company filings Note: Financial data as of August 3, 2009 Transaction overview Key transaction metrics Branch Map On September 4, 2009, InBank, of Oak Forest, Illinois, was closed and the Federal Deposit Insurance Corporation (FDIC) was appointed as receiver MB Financial (MBFI) assumed all of the local deposits of InBank ($150mm) and acquired all assets ($200mm) at a discount of $70mm Excellent deposit base with 61% consisting of low cost (DDA, MMDA and Savings) accounts at weighted average rate of 0.40% Loans acquired at a substantial discount Immediately accretive to MBFI Capital creating (subject to review, but pre-tax gain estimated to be around $10mm) 90-day option to purchase the Bank’s owned premises and equipment or assume leases on the leased branches At announcement ($mm) Assets acquired $212 Loans acquired (prior to discount) 165 Asset discount (70) Deposits acquired (net of certain brokered acccounts) 150 Deposit premium 0 Core deposit intangibles created 0 Estimated pre-tax gain 10 2

Market Dislocation May Create In-Market Opportunities At least 67 of these banks are experiencing credit stress and have a Texas Ratio greater than 50%. At least 66 of these banks have a non-performing assets to total assets ratio greater than 5%. 170 Banks in Chicago MSA with Assets Greater than $100mm Notes: (1) Texas Ratio = Non-performing assets divided by (total tangible capital plus loan loss reserve). Source: SNL Financial, Company filings as of June 30, 2009. Texas Ratio Frequency1 26 17 24 103 0 25 50 75 100 125 >= 100% >= 75% And < 100% >= 50% And < 75% < 50% Number of Local Banks MB is here (29%) 15% 10% 14% 61% NPAs / Assets Frequency 25 41 37 67 0 25 50 75 100 125 >= 10% >= 5% And < 10% >= 3% And < 5% < 3% Number of Local Banks 15% 24% 22% 39% MB is here (2.92% 3

InBank Acquisition Summary September 8, 2009 NASDAQ: MBFI